American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement
VP Balanced Fund
Supplement dated November 4, 2016 ■ Summary Prospectus dated May 1, 2016 (as revised August 1, 2016) and Prospectus dated May 1, 2016

The following replaces the Portfolio Managers section on page 4 of the summary prospectus and prospectus:
Portfolio Managers
Claudia Musat, Vice President, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2010.
Steven Rossi, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2016.
G. David MacEwen, Co-Chief Investment Officer and Senior Vice President, has served on teams managing fixed-income investments for American Century since joining the advisor in 1991.
Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1983.
Brian Howell, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1987.

The following replaces The Fund Management Team section on pages 9 and 10 of the prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage the equity and fixed-income portions of the fund. These teams function in different ways, as described below. The five portfolio managers with the most significant responsibility for the day-to-day management of the fund are identified below.
Equity Portion of VP Balanced
The team that manages the equity portion of the fund meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the equity portion of the fund as they see fit, guided by the fund’s investment objective and strategy. The individuals listed below are jointly and primarily responsible for the day-to-day management of the equity portion of the fund.
Claudia Musat
Ms. Musat, Vice President, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2010. She joined American Century Investments in 2005 as a quantitative analyst and became a portfolio manager in 2008. She has a bachelor’s degree in computer science from the University of Iasi, Romania, a master’s degree in mathematics from Florida State University and a master’s degree in financial engineering from the University of California at Berkeley.
Steven Rossi
Mr. Rossi, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2016. Prior to joining American Century Investments, he worked at RS Investments from 2012 to 2016, most recently as portfolio manager. He previously held the roles of analyst and quantitative analyst. From 2005 to 2012 he was a quantitative analytics specialist at FactSet Research Systems. He has a bachelor’s degree in Political Economies of Industrialized Societies from the University of California at Berkeley. He is a CFA charterholder.
Fixed-Income Portion of VP Balanced
The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm’s Global Macro Strategy Team, which is responsible for periodically adjusting strategic investment parameters based on economic and market conditions. Other portfolio managers are responsible for security selection and portfolio construction within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions. The individuals listed below have the most significant responsibility for the day-to-day management of the fixed-income portion of the fund.

G. David MacEwen (Global Macro Strategy Team Representative)
Mr. MacEwen, Co-Chief Investment Officer and Senior Vice President, has served on teams managing fixed-income investments for American Century since joining the advisor in 1991. He has a bachelor’s degree in economics from Boston University and an MBA in finance from the University of Delaware.
Robert V. Gahagan (Global Macro Strategy Team Representative)
Mr. Gahagan, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1983. He has a bachelor’s degree in economics and an MBA from the University of Missouri – Kansas City.
Brian Howell
Mr. Howell, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1987. He has a bachelor’s degree in mathematics/statistics and an MBA from the University of California – Berkeley.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

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